Exhibit 10.54

AMENDMENT NO. 1
TO
SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement (the “Amendment”) is made as of this 30th day of October 2009, by and among India Globalization Capital, Inc., a Maryland corporation (the “Company”) and the Purchasers.  Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in that certain Securities Purchase Agreement, dated September 14, 2009, by and among the Company and the Purchasers (the “Agreement”).

WHEREAS, the Company and the Purchasers desire to amend the Agreement as specified in this Amendment to further provide for the rights of the respective parties thereunder;

WHEREAS, pursuant to Section 5.5 of the Agreement, an amendment to the Agreement may be made with the written consent of the Company and the Purchasers holding at least 51% in interest of the Shares then outstanding;

WHEREAS, the undersigned represent Purchasers holding at least 51% in interest of the Shares outstanding; and

NOW, THEREFORE in consideration of the foregoing and the promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby the undersigned hereby agree as follows:

1.The following amendments shall be made to the Agreement:

(a)           Section 4.11 of the Agreement is amended and restated to read in its entirety as follows:

“4.11 Participation in Future Financing.  [Intentionally omitted.]”

(b)           Section 4.12 of the Agreement is amended and restated to read in its entirety as follows:

“4.12 Subsequent Equity Sales.   [Intentionally omitted.]”

(c)           Section 4.16 of the Agreement is amended and restated to read in its entirety as follows:

“4.16 Capital Changes.  [Intentionally omitted.]”

2.           All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

3.           This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.           Except to the extent amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the day and year first above written.

INDIA GLOBALIZATION CAPITAL, INC.

By:/s/Ram Mukunda___________________
Name:  Ram Mukunda
Title:    Chief Executive Officer and President

PURCHASER COUNTERPART SIGNATURE PAGES TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Lee Gulash

/s/Lee Gulash
Signature of Authorized Signatory of Purchaser:

_________________________________
Name of Authorized Signatory:

_________________________________
Title of Authorized Signatory:

3,000_____________________________
Shares of the Registered Direct held by Purchaser as of October 30, 2009

11/19/09
Date

PURCHASER COUNTERPART SIGNATURE PAGES TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  Robert E. Badding

/s/Robert E. Badding
Signature of Authorized Signatory of Purchaser:

_________________________________
Name of Authorized Signatory:

_________________________________
Title of Authorized Signatory:

5,000_____________________________
Shares of the Registered Direct held by Purchaser as of October 30, 2009

11/20/009
Date

PURCHASER COUNTERPART SIGNATURE PAGES TO AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 to Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Gary L. Derscheid

/s/Gary L. Derscheid
Signature of Authorized Signatory of Purchaser:

_________________________________
Name of Authorized Signatory:

__________________________________
Title of Authorized Signatory:

10,000
Shares of the Registered Direct held by Purchaser as of October 30, 2009

11/18/09
Date